UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 2, 2011

WINLAND ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

1-15637 (Commission File Number)	41-0992135 (IRS Employer Identification No.)

1950 Excel Drive
Mankato, Minnesota 56001
(Address of Principal Executive Offices) (Zip Code)

(507) 625-7231
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective September 2, 2011, Winland Electronics, Inc. and U.S. Bank National Association executed an Acknowledgement of Default and Agreement to Waiver of Default (the "Waiver Agreement"), pursuant to the Term Loan Agreement and Note, dated September 30, 2004, as amended (the "Agreement").  The Waiver Agreement waives the default of the Cash Flow Coverage Ratio as of December 31, 2010.

The Acknowledgement of Default and Agreement to Waiver of Default is attached as an exhibit to this report and in incorporated hereto by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:
	10.1	Acknowledgement of Default and Agreement to Waiver of Default between the Company and U.S. Bank National Association effective September 2, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Winland Electronics, Inc.

Date: September 9, 2011	By:	/s/ Brian D. Lawrence
Brian D. Lawrence
Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
September 2, 2011	1-15637

WINLAND ELECTRONICS, INC.

EXHIBIT NO.	ITEM
10.1	Acknowledgement of Default and Agreement to Waiver of Default between the Company and U.S. Bank National Association effecitve September 2, 2011.